Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2





# Acquisition of Pumping Services Assets from Pioneer Natural Resources

**November 13, 2018**

NYSE: **PUMP**

**www.propetroservices.com**

# FORWARD-LOOKING STATEMENTS

Certain information included in this presentation constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict, and generally beyond our control. Actual results may differ materially from those indicated or implied by such forward-looking statements. For information on identified risks and uncertainties that could impact our forecasts, expectations, and results of operations, please review the risk factors and other information disclosed from time to time in our filings with the Securities and Exchange Commission.

This presentation references "Adjusted EBITDA," a non-GAAP financial measure. This non-GAAP measure is not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA may be defined differently by other companies in our industry, and our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. A reconciliation of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP, is set forth in the Appendix hereto.

PROPETRO

# DISCUSSION TOPICS

- Transaction Summary
- Strategic Rationale
- Implied Valuation
- Asset Overview
- Sources & Uses and Pro Forma Capitalization
- Pro Forma ProPetro Overview

PROPETRO

# TRANSACTION SUMMARY

**Overview**

- **ProPetro to acquire Pioneer Natural Resources Pressure Pumping ("PPS") Assets**
  - ProPetro to become a strategic long-term service provider to Pioneer, providing pressure pumping and related services for a term of up to 10 years

**Asset Description**

- **PPS assets include 8 fleets with 510,000 hydraulic horsepower (HHP), 3 coiled tubing units and best-in-class maintenance facility situated on 111 contiguous acres**
  - Upon closing of the transaction, ProPetro will have 28 frac fleets with 1,415,000 HHP operating in the Permian Basin

**Consideration**

- **Total consideration of $400 million comprised of:**
  - $290 million of ProPetro shares issued to Pioneer(1)
  - $110 million in cash(2)

**Valuation**

- **Total transaction value of $400 million comprised of:**
  - $333 million for pressure pumping assets (implied ~$653/HHP for 510,000 HHP)
  - $67 million for real estate facilities and other assets(3)

**Timing**

- **Expected to close during fourth quarter of 2018**

(1) 16.6 million shares valued at $17.48 per share (based on a 20-day volume weighted average price as of market close on November 9, 2018); implies approximately 17% Pioneer ownership pro forma for transaction
(2) Paid 50% at closing and 50% within 60 days following closing
(3) The $67 million in real estate and other assets is based on the current appraised value of the real estate and the original purchase price of non-pressure pumping equipment

PROPETRO

# STRATEGIC RATIONALE

- ✓ Transaction creates the largest pressure pumper in the Permian Basin
- ✓ Efficient transition through existing partnership with leading Permian operator
- ✓ Acquiring 510,000 HHP for $653 / HHP[1]
- ✓ Long-term agreement provides contracted demand for nearly 30% of pro forma fleet for up to 10 years
- ✓ Transaction adds significant scale to ProPetro, while not adding incremental fleets to the overall market
- ✓ Maintain strong balance sheet and liquidity position



56% Increase in Total Horsepower
905,000 HHP
20 Fleets
1,415,000 HHP
28 Fleets
Today
Pro Forma(2)

(1) *$333 million purchase price allocation to 510,000 acquired hydraulic horsepower*
(2) *Pro forma upon closing*

PROPETRO

# COMPELLING VALUATION IN TODAY'S MARKET



Current Valuations | $ / HHP
Current PUMP
~$1,600 (1)
Newbuild
~$800
PPS Acquisition
$653 (2)

- ✓ Attractive $ / HHP valuation relative to current corporate levels and estimated newbuild levels
- ✓ Prudent investment in assets with a net neutral impact to market supply
- ✓ Expected to be accretive on a cash flow basis

*(1) Market data as of 12-Nov-2018, balance sheet as of 30-Sep-2018*
*(2) Assumes $333 million purchase price allocation for pressure pumping assets*

PROPETRO

# EFFICIENT OPTIMIZATION OF PPS ASSETS

*Steady ramp to run-rate activity and efficiency by year-end 2019*

## PPS Estimated Active Fleets



8
6.5

| Annualized Per Fleet Metrics ($mm)[1] | 2019 Q1E | 2019E Exit Rate |
| --- | --- | --- |
| Revenue | $60 - $65 | $65 - $68 |
| EBITDA | $14 - $16 | $16 - $18 |
| Maintenance Capex | $4.5 - $5.5 | $4.5 - $5.5 |

**Drivers of Upside**

- ✓ Increased scale likely to generate greater purchasing power
- ✓ Three coiled tubing units
- ✓ Additional HHP dedicated to wireline pumpdown
- ✓ Operational efficiencies
  - Combined workforce able to share techniques and high-grade operations
- ✓ Potential savings from extra HHP
  - Extra HHP can be utilized to limit maintenance capex
- ✓ Improved facilities and infrastructure located near ProPetro's current maintenance operations

(1) *Excludes potential upside drivers; assumes Pioneer self-sourcing sand and logistics*

PROPETRO

# HORSEPOWER ALLOCATION

| Asset Breakdown | | |
|---|---|---|
| | Frac Fleets: 50,000 HHP / Fleet x 8 Fleets:[1] | 400,000 |
| + | Pumpdown: 7,500 HHP / Fleet x 8 Fleets:[1] | 60,000 |
| + | Extra HHP (Potential Maintenance Savings): | 50,000 |
| = | Total HHP: | 510,000 |

(1) *Requested by Pioneer in service agreement*

PROPETRO®

# TRANSACTION SOURCES & USES AND PRO FORMA CAPITALIZATION

## Sources and Uses

($ in millions)

| Sources | | Uses | |
|---|---|---|---|
| Equity Issuance | $290 | Pressure Pumping Assets | $333 |
| ABL Draw at Closing | $55 | RE Facilities and Other Assets[(1)] | $67 |
| ABL Draw 60 Days Post-Closing | $55 | | |
| **Total Sources** | **$400** | **Total Uses** | **$400** |

## Pro Forma Capitalization

| | As of September 30, 2018 | | |
|---|---|---|---|
| ($ in millions) | Actual | Adjustments | Pro Forma |
| **Cash and Cash Equivalents** | **$78** | **-** | **$78** |
| **Total Debt** | | | |
| ABL Credit Facility | $80 | $110[(2)] | $190 |
| Other Long Term Debt | $9 | - | $9 |
| **Total Debt** | **$89** | **$110** | **$199** |
| **Net Debt** | **$11** | **$110** | **$121** |

## Prudent Pro Forma Leverage

| | | |
|---|---|---|
| **Net Debt / LTM Adj. EBITDA**[(3)] | **0.0 x** | **0.4 x** |

(1) *The $67 million in real estate and other assets is based on the current appraised value of the real estate and the original purchase price of non-pressure pumping equipment*
(2) *$110 million cash to be paid 50% at closing and 50% within the following 60 days*
(3) *Based on LTM Adjusted EBITDA of $319 million*

# PRO FORMA PROPETRO

- **100% Frac Operations Permian Concentrated**
  - 1,415,000 HHP Spread over 28 Crews(1)
- **Customer and Employee Focused Business Model**
- **Fully Utilized Fleet**
  - Including a 10 year strategic, long-term service agreement for ~30% of the fleet

| | |
|---|---|
| 28 Hydraulic Fracturing Units(1) | 20 Cementing Units(2) |
| 6 Coiled Tubing Units(1) | Flowback Operations |

- **Permian Focused Customers**

Pioneer Natural Resources · Admiral Permian Resources · Concho · CrownQuest Operating, LLC · Diamondback Energy · Endeavor Energy Resources · ExxonMobil · Fasken Oil and Ranch · Henry Resources · Parsley

(1) Estimate upon transaction close
(2) Estimate as of YE 2018

# HORSEPOWER GROWTH AND UTILIZATION

PROPETRO

- **56% Increase in Total Horsepower**
  - 510,000 total HHP additions
- **Homogenous Fleet**
- **Fully Maintained Through the Downturn**
- **Continue to Maintain Industry Leading Utilization**



1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3
2018 Q4E
2019 Q1E(1)
2019 Q2E(1)
Total Horsepower
Utilized Horesepower

*Chart based on end of period HHP counts*
*(1) Estimated upon transaction close*

PROPETRO

# UNCHANGED POSITIONING FOR SUCCESS

- **Permian Focus**
  - Positioned in the low cost basin
- **Blue Chip Customers**
  - Large drilling inventories and sizeable rig programs
- **Superior Performance**
  - Consistently outperforming the competition on location
- **Full Calendar**
  - Fully booked calendar through the end of 2018 and beyond
- **Strong Balance Sheet**
  - Minimal leverage with disciplined capital allocation
- **No Speculative New-Builds**
  - Strong customer commitments
- **High Utilization Through Cycles**
  - Great history of battling cyclicality
- **Delaware Upside**
  - Significant opportunities with current customers and beyond

PROPETRO

# CONTACT

**Corporate Headquarters:**
1706 S. Midkiff, Bldg. B
Midland, TX 79701
432.688.0012

**www.propetroservices.com**

**Investor Relations:**
Sam Sledge
sam.sledge@propetroservices.com
Office Direct 432.253.5111